UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2020

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road,	San Ramon,	CA	94583
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.75 per share	CVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the “Board”) of Chevron Corporation (the “Corporation”) amended and restated the Corporation's By-Laws (the "By-Laws"), effective September 30, 2020. The following is a summary of the substantive changes:

•Amended Article I, Section 6 to reduce the vote threshold of the Board needed to form a Board committee (from a majority of the whole Board to a majority present at a meeting where a quorum is satisfied), and to allow members of a Board Committee to designate an alternate Director to serve as a substitute for a Director who is absent or disqualified;

▪Amended Article II, Section 2 and Section 11 to change the title of “Comptroller” to “Controller”;

▪Amended Article III, Section 1 to allow the Board the ability to delegate to corporate officers the authority to issue stock and to make explicit that the Board can delegate to officers the authority to set the exact time and terms of stock repurchases;

▪Amended Article IV, Section 7 (k)(ii) to recognize the repeal of section 162(m) of the Internal Revenue Code (the “IRC”) and to specify that stockholder-nominated Director candidates must meet the definition of “outside director” under the transition rules governing grandfathered compensation under former section 162(m) of the IRC; and

▪Added Article XI to provide an emergency By-Law provision under the Delaware General Corporation Law that will activate in the event an emergency condition prevents the Board or a Board Committee from obtaining a quorum for a meeting.

The foregoing summary is qualified in its entirety by reference to the By-Laws filed as Exhibit 3.1 to this Report, which are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit Number	Description
3.1	By-Laws of Chevron Corporation, as amended and restated on September 30, 2020
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2020

CHEVRON CORPORATION
By:	/s/ Christine L. Cavallo
Christine L. Cavallo
Assistant Secretary